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INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement
No. 333-3848 of Regency Bancorp on Form S-8 of our report dated February 4, 1998, appearing in this Annual Report on Form 10-K of Regency Bancorp for the year ended December 31, 1997.


/s/ Deloitte & Touche

Fresno, California
March 26, 1998